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                                                                   Exhibit 23(a)



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into BB&T Corporation's previously filed Registration Statement File Nos. 33-52367, 33-57865, 33-57867, 33-57871,
333-03989, 333-50035, 333-69823, 333-81471, 333-36540, 333-36538 and 333-52278
filed on Form S-8 and Registration Statement File Nos. 33-57859, 33-57861, 333-02899, 333-27755 and 333-35879 filed on Form S-3.


                                                Arthur Andersen LLP


Charlotte, North Carolina,
March 16, 2001.